Exhibit 10.2.4 - English Translated Version of Portuguese Document

                          MEMORANDUM OF UNDERSTANDING

By this present agreement entered into by, on the one side, SUPPLY CONSULT, a company with its Head Office in Germany at Karolinen Platz 5, 80333, Muenchen, hereinafter referred to as "SUPPLY", in this act represented by its Director General, Hans W. Biener, bearing the passport no. 3208063701 issued by the Federal Republic of Germany, and on the other side, Antonio Garcia Bernardes, Brazilian, married, businessman, bearing the Identity Card No. RG4332202 issued by SSP-PA, and duly enrolled in the Individual Taxpayer's Register under no. CIC 004.881.192-00, and Galdino Antonio da Silva Luz, Brazilian, married, aeronaut and miner, born in Porto Alegre, RS, bearing the Identity Card No. RG 177562 issued by SSP-RR, and duly enrolled in the Individual Taxpayer's Register under no. CIC 161.023.550-91, and also counterpart of the signing miners, both with address at Av. Dr. Hugo de Mendon a no. 420, Caixa Postal 034 - Bairro Centro, in the city of Itaituba, state of Para, Postal Code 68181-970, hereinafter referred to as 'GARIMPEIROS", and all parties collectively referred to as "CONTRACTING PARTIES", and the representative of each side hereinafter referred to jointly as Counterparts.

OBJECT: Agromineral Santa Clara, hereinafter named GARIMPO, of the property of the GARIMPEIROS, thus referred to in this instrument, in partnership holding equal shares, as specified in ANNEX A of this instrument, this object is made up of 2 (two) blocks of areas with distinct titles and which, after an appraisal of the geological potential by and being of interest to SUPPLY, will result in a business transaction, following the terms and conditions as specified in item
2.3 below.
                                     ANNEX A

----------------------------------  --------------------------------------
Antonio Garcia Bernardes (block 1)  Galdino Antonio da Silva Luz (block 2)
----------------------------------  --------------------------------------
DNPM number 852718/94-Area-l        DNPM number 852741/94-Area-02
DNPM number 852719/94-Area-3        DNPM number 852742/94-Area-04
DNPM number 852720/94-Area-5        DNPM number 852743/94-Area-06
DNPM number 852721/94-Area-7        DNPM number 852744/94-Area-08
DNPM number 852722/94-Area-9        DNPM number 852745/94-Area-l0
DNPM number 852723/94-Area-12       DNPM number 852746/94-Area-l1
DNPM number 852724/94-Area-l4       DNPM number 852747/94-Area-l3
DNPM number 852725/94-Area-l6       DNPM number 852748/94-Area-l5
DNPM number 852726/94-Area-l8       DNPM number 852749/94-Area-l7
DNPM number 852727/94-Area-20       DNPM number 852750/94-Area-l9
DNPM number 852728/94-Area-22       DNPM number 852751/94-Area-21
DNPM number 852729/94-Area-24       DNPM number 852752/94-Area-23
DNPM number 852730/94-Area-26       DNPM number 852753/94-Area-25
DNPM number 852731/94-Area-28       DNPM number 852754/94-Area-27
DNPM number 852732/94-Area-30       DNPM number 852755/94-Area-29
DNPM number 852733/94-Area-32       DNPM number 852756/94-Area-31
DNPM number 852734/94-Area-34       DNPM number 852757/94-Area-33
DNPM number 852735/94-Area-36       DNPM number 852758/94-Area-35
DNPM number 852736/94-Area-38       DNPM number 852759/94-Area-37
----------------------------------  --------------------------------------


----------------------------------  --------------------------------------
DNPM number 852737/94-Area-40       DNPM number 852760/94-Area-39
DNPM number 852738/94-Area-42       DNPM number 852761/94-Area-41
DNPM number 852739/94-Area-43
DNPM number 852740/94-Area-44
----------------------------------  --------------------------------------

Complement to ANNEX A:

A. WHEREAS the GARIMPEIROS are the titleholders of certain mineral rights located in the region of the Basin of Crepori River and around some of its arms, Garimpo Santa Clara located in the mineral bearing grounds of Marupa II and Surubim, in the Municipality of Itaituba, State of Para, which rights refer to PLG DNPM processes mentioned in ANNEX A, with assured priority, which rights include the possession of the surface area, according to the location map and with the description brief, doc. ANNEX A, 1, 2 and 3 which are included for the purpose of this instrument, herereinafter referred to as GARIMPO, being the said mineral rights, in two blocks with distinct titles, for the better understanding, specified in ANNEX A of this instrument.

B. WHEREAS SUPPLY wishes to explore and assess the gold potential and have an option to acquire title to the mineral rights of GARIMPO, and for such purpose has been granted access to information gathered on site by the GARIMPEIROS, who agree to this, with the knowledge that the work done is at SUPPLY's expense and risk.

C. WHEREAS SUPPLY has the necessary technology to carry out the survey and economic exploration of the gold mineral reserves as well as the resources to develop such activities in the GARIMPO.

D. WHEREAS the CONTRACTING PARTIES wish to enter into and celebrate an Agreement for the Assignment and Transfer of Mineral Rights and for such purpose SUPPLY will appoint a person of trust to act on its behalf by means of a specific agreement which is hereto attached. In order to preserve the negotiation, the parties agree to execute this temporary instrument, hereinafter referred to as "MEMORANDUM OF UNDERSTANDING", and having as its object the establishment of the right and obligations of the CONTRACTING PARTIES among themselves and any third party. A definitive Agreement for the Assignment and Transfer of Mineral Rights shall be celebrated by the parties at a later stage, following the terms and conditions outlined in the clauses ahead.

E. WHEREAS SUPPLY, in order to maintain the Assignment and the Option to eventually celebrate a definitive Assignment and Transfer Option of Mineral Rights Agreement, agrees to carry out a due diligence within 90 (ninety) days; and for such purpose, the CONTRACTING PARTIES have decided to enter into and celebrate this "MEMORANDUM OF UNDERSTANDING", according to the following terms and conditions:

1.     EVALUATION AND STATEMENT OF INTEREST
1.1 In view of that specified in item B of this agreement, SUPPLY has the right to duly and in detail appraise the GARIMPO, in consideration of the authorization now being granted to SUPPLY.


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
1.2 SUPPLY shall be authorized, subsequent to what is being granted, upon payment through a bank deposit in favour of ANTONIO GARCIA BERNARDES, chequing account no. 275-5 with Bank Branch 759-5, in the city of ITAITUBA, PA, which the GARIMPEIROS will indicate to SUPPLY. The amount is in Brazilian currency, and for this purpose, the commercial rate of exchange for the purchase and sale of US currency prevailing in Rio de Janeiro will be used, on the business day prior to the payment at the exchange rate used by SUPPLY or as informed in the newspaper "Gazeta Mercantil" or, in its absence, in another major daily newspaper.

1.3 The GARIMPEIROS, as from the date of the execution hereof and for a period of 90 (ninety) days, undertake not to assign, transfer, encumber or lien the mineral rights comprised in the GARIMPO, as, according to the terms and conditions set forth in this instrument, they agree to make available to SUPPLY all information available to inspect and examine all and any data it might have access to in regard to the GARIMPO. During this period, SUPPLY shall make site visits, examine the data and decide to exercise its option to acquire the GARIMPO. In case SUPPLY decides to exercise its option to acquire GARIMPO, it shall notify the GARIMPEIROS of its decision at least five (5) days prior to the expiration of the abovementioned period.

2.     ASSIGNMENT AND TRANSFER OPTION OF MINERAL RIGHTS

2.1 In accordance with item 2.2 of this agreement, having SUPPLY notified the GARIMPEIROS of its interest to acquire the GARIMPO, the parties hereby shall celebrate an Agreement for the Assignment and Transfer of Mineral Rights and Other Covenants, within a maximum period of 90 days, which will establish and govern the terms and conditions of the transfers, as well as to register such agreement before the DNPM, provided it agrees to pay as price for the assignment of the mineral rights and the possession rights, the values established as follows:

                                                            Payment
                          Date                                US$

I    30.11.2005 (as stipulated in items 1.2 and 1.3)          25,000
II   30.05.2006 (as stipulated in items 1.2 and 1.3)          75,000
III  30.05.2007 (as stipulated in items 1.2 and 1.3)         100,000
IV   30.05.2008 (as stipulated in items 1.2 and 1.3)         150,000
V    30.05.2009 (as stipulated in items 1.2 and 1.3)       1,850.000

2.2 The GARIMPEIROS agree to, immediately after SUPPLY confirms the interest over the Mineral Rights comprised in the GARIMPO, assign and transfer the said rights, upon payment (I) which will take place with the registration of the transferred right and upon confirmation of its priority, which shall permit SUPPLY to execute in the GARIMPO for a period of 42 (forty-two) months as from the date of this agreement, assessment work and geological survey which it deems necessary to ascertain the existence of possible primary deposits which may be economically explored, and therefore, its interest in purchasing or not the respective mineral rights. It should be noted that during the geological assessment of the GARIMPO, the GARIMPEIROS may develop works therein provided that work in the said mining site does not interfere with SUPPLY's research activities, in which case the miners will need to stop their


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
work. Whenever necessary, or as far as possible, SUPPLY will guide the GARIMPEIROS as to how their work may be carried out to avoid stoppage.

2.3 All the productive activities are concentrated in a segment of the Highway 63 which links the cities of Cuiaba and Santarem, comprising the area of interest of the CONTRACTING PARTIES. Therefore, the Parties shall take all the necessary actions, jointly or separately and in the most convenient way to defend the interests of the GARIMPO. Regarding the ownership, the GARIMPEIROS declares to be the legitimate and sole owners of the areas comprising the GARIMPO, and therefore, the mining results, right to rental or any indemnifications are included in the prices established in clause 2.1 above. For such purpose, the GARIMPEIROS agree to the best of their ability to provide to SUPPLY with technical, legal and operational support, as well as undertake to endeavour their best efforts to give SUPPLY any information it might have access to with respect to the GARIMPO, and to take all actions necessary for the expeditious registration of the documents needed in order for the Agreement to be implemented, with SUPPLY being responsible for the financial expenses incurred to obtain such results.

2.4 After the registration of the Exploration Agreement, SUPPLY may transfer to any third parties, the mineral rights granted to it under this Agreement, provided there is an inclusion of a clause in this regard.

2.5 At any time before the Option exercise, SUPPLY will be entitled to terminate the Agreement and drop the GARIMPO PROJECT regardless of the motive, being henceforth free of any and all payment commitments yet to be due. If SUPPLY decides to exercise its option to terminate the agreement, it shall assign back to the GARIMPEIROS within 15 days the Mining Rights object of this agreement together with a detailed technical report which shall include all and any information gathered to date.

2.6 The CONTRACTING PARTIES will be liable for a jointly follow-up before the DNPM in regard to the Mineral Rights comprised in the GARIMPO, especially regarding exploration permit requests, with all the expenses incurred of the responsibility of SUPPLY.

2.7 Each of the CONTRACTING PARTIES herein will be liable for any and all environmental damages resulting from their activities carried out in the GARIMPO. In this regard, the GARIMPEIROS are responsible for the environmental damages caused up to the signing of this agreement.

3.     CONFIDENTIALITY

3.1 The terms and conditions of this Agreement as well as all and any technical and financial information pursuant to the GARIMPO constitute confidential information of the CONTRACTING PARTIES and shall not be disclosed, divulged or made known to any third party or published without previous written consent of the non-disclosing party. Exception to the confidentiality obligation will be the case in which any of the CONTRACTING PARTIES needs to disclose said information as a result of it being linked to the stock market and disclosure is required by law.


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
4.     COMMUNICATION

4.1 Any notice among the parties related to this agreement shall be given in writing and shall be deemed to be effectively given upon personal delivery, or by registered letter or upon receipt of transmission by fax or cable, provided there is an acknowledgement of receipt. Such notices shall be sent to each party representative herein established.

5.     REPRESENTATIONS AND WARRANTIES

5.1 Each of the PARTIES herein represents and warrants to each other that:
(a) they are corporations duly incorporated and validly existing and in good standing under the laws of their countries, and have the power, capacity and authority to enter into and perform this Agreement and all transactions contemplated herein;
(b) there are no provisions in their By-laws, statutes or agreements of which they are a party or object which may prevent the celebration and execution of this Agreement;
(c) The celebration of the Agreement will not result in a default under any agreement or instrument to which the parties are a party, as well as will not infringe any applicable laws, regulations, suits, decree or rule which they might be obliged to obey or any arrangement, waiver, or agreement of which it is a party;
(d) There are no pending liabilities, warranties, pledge, or any other obligations which might significantly in any way interfere with the mineral rights object of the Agreement, and said rights are free and clear of any claims, liens or encumbrances;
(e) In respect of the mineral rights herein referred to, there are no contractual obligations in respect to royalties, finder's fee and/or any other contribution to any landowners, occupiers or third parties; and to ensure good execution of the appraisal, the miners owners of the GARIMPO, authorize SUPPLY to use the "AERODROMO" called AGROMINERAL SANTA CLARA, alter its configuration and access routes, facilities and other improvements at its own expense and risk.

6.     AMENDMENTS AND PREVIOUS EVENTUAL AGREEMENTS AND GENERAL CONDITIONS

6.1 This agreement represents and comprises all the understanding and commitments agreed amongst the PARTIES, and replaces or overlaps any and all previous agreements and negotiations, verbal or written, with regard to the issues herein addressed.

6.2 By this agreement the signatories, their successors and any authorized assignees are obliged to comply with the terms and conditions set forth herein.

6.3 This agreement shall not be amended, in its parts or as a whole, except when previously agreed amongst the parties, and provided that such changes are done upon a written consent, executed and signed by a Counterpart, thus established, with a representative of each party.

6.4 No tolerance by any of the CONTRACTING PARTIES with regard to any future defaults in the compliance of this instrument shall constitute an amendment or novation of the conditions agreed upon herein.


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
6.5 This agreement and its annexes, which after being signed by the CONTRACTING PARTIES and the witnesses will make an integral part of this instrument, represent the whole agreement entered into by the Parties, and shall govern and regulate their activities, according to the terms and conditions set forth hereto. No other business carried amongst the parties, except for the one established herein, shall be accepted as valid unless it proves to be an amendment to this agreement.

6.6 The terms set forth in this agreement are valid and binding and shall regulate and govern the business amongst the CONTRACTING PARTIES, until a definitive Agreement is executed which is expected to occur by 25NOV05.

6.7 The CONTRACTING PARTIES declare and warrant that they will grant an extrajudicial, executive power to this agreement, with full force, according to the terms established (in item II, article 621 of the Code of Civil Procedure, Law no. 8953/94). "Complement with the provisions given between the brackets".

7.    GOVERNING LAW AND DISPUTE RESOLUTION

7.1 This agreement shall be governed by the laws of Brazil.

7.2 The Parties hereby agree that any and all dispute arising from this agreement shall be resolved at the Main Court of the city of Rio de Janeiro, State of Rio de Janeiro, with the waiver of any other, prevailing over any others. However, the parties are entitled to solve any dispute by means of arbitration at the court of the city of Rio de Janeiro, provided that they have reached this decision by mutual agreement.

IT WITNESS WHEREOF, the parties execute this instrument in 3 (three) counterparts of identical tenor and form, in the presence of the witnesses below, who also subscribe this instrument, for all legal effect.


Itaituba, Pa, September 05, 2005

/s/ "Galdino Antonio da Silva Luz"         /s/ "Antonio Garcia Bernardes"
----------------------------------         ------------------------------
(Signature)                                (Signature)
Galdino Antonio da Silva Luz               Antonio Garcia Bernardes
RG 177562-SSP/RR                           RG 4332202-SSP/PA
                                  GARIMPEIROS
                              /s/ "Hans W Biener"
                              -------------------
                                  (Signature)
                                 Hans W. Biener
                            Passport no. 3208063701
                                     SUPPLY

Witnesses


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
1) (Signature)        signature not legible
                      ---------------------
2)  (Signature)       signature not legible
                      ---------------------

Notary Public stamp signed and dated 05SEP05 in Itaituba, authenticating the two signatures above with a hand icon stamp pointed to them.

Stamp and signature of Notary Public dated 20SEP05 in Rio de Janeiro, authenticating the signature of HANS W. BIENER.


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
                                DESCRIPTION BRIEF


OCCUPANT:
PROPERTY:                                        MUNICIPALITY: Itaituba
AREA: 2,182.8809 Ha                              STATE: Para
PERIMETER: 21,724.66m                            LOT:
MINERAL BEARING GROUNDS: Marupa II/ Surubim


                              LIMITS AND OUTLINES

NORTH: Garimpo do Careiro / Track of Barroso

EAST: Track of Barroso / Mineral and Vegetal Extraction Station of Dois Irmaos

SOUTH: Garimpo Santa Maria

WEST: Liberdade Track


                            DESCRIPTION OF PERIMETER

Starting from Milestone M-1, defined by the geographic coordinates of Latitude 7 degrees 03' 46.9" South and Longitude 56 degrees 45' 05.3" West, Ellipsoid SAD 69 and by the plane coordinate UTM 9,219,275,000m North, 527,447,000m East, referred to central meridian 57 WGr, followed with plane azimuth of 90 degrees 00' 00", and distance of 2,553.00 metros, arriving at milestone M-2; from here, following with plane azimuth of 180 degrees 00' 00", and distance of 1,775.00 metros, arriving at milestone M-3; from here, following with plane azimuth of 119 degrees 57' 24", and distance of 1,073.00 meters, arriving at milestone M-4; from here, following with plane azimuth of 90 degrees 00' 00", and distance of 2,199.00 metres, arriving at milestone M-4; from here, following with plane azimuth of 180 degrees 00' 00", and distance of 2,414.00 metres, arriving at milestone M-6; from here, following with plane azimuth of 270 degrees 00' 00", and distance of 3,072.00 metros, arriving at milestone M-7; from here, following the natural limit with the Crepori River with a distance of 967.26 metres, arriving at milestone M-8; from here, following with plane azimuth of 270 degrees 00' 00", and distance of 2,115.00 metres, arriving at milestone M-9; from here, following with plane azimuth of 0 degrees 00' 00", and distance of 5,556.00 metres, arriving at milestone M-1, which is the starting point of the description of this perimeter.


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